Exhibit 10.2

Earnout Equities Vesting Agreement

This Earnout Equities Vesting Agreement is made as of June 29, 2024 (this “Agreement”) by and among Blue World Acquisition Corporation, a Cayman Islands exempted company ( “SPAC”), Blue World Holdings Limited, a Hong Kong private company limited by shares (the “Sponsor”), TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”), TOYOone Limited, a Cayman Islands exempted company (“Merger Sub”), TOPTOYO INVESTMENT PTE. LTD., a Singapore private company limited by shares, Vietnam Sunergy Cell Company Limited, a Vietnamese company, Vietnam Sunergy Joint Stock Company, a Vietnam joint stock company, Fuji Solar Co., Ltd, a Japanese company, WA Global Corporation, a Cayman Islands exempted company (“WAG”), Belta Technology Company Limited, a Cayman Islands exempted company (“Belta”), and BestToYo Technology Company Limited, a Cayman Islands exempted company (“BestTOYO,” and together with WAG and Belta, the “Shareholders”). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Merger Agreement (as defined below), and this Agreement shall be interpreted, construed and applied in accordance with the rules of construction set forth in Section 1.3 of the Merger Agreement (as defined below).

WHEREAS, the parties hereto (other than Sponsor) are parties to that certain Agreement and Plan of Merger dated August 10, 2023, as amended on December 6, 2023, February 2, 2024 and February 29, 2024 (as the same may be further amended, restated or supplemented, the “Merger Agreement”) pursuant to which SPAC shall merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”), as a result of which, among others, all of the issued and outstanding securities of SPAC immediately prior to the Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holders thereof to receive substantially equivalent securities of PubCo, in each case, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of the Cayman Companies Act and other applicable laws;

WHEREAS, pursuant to Article IV of the Merger Agreement, the Earnout Shares held by the Shareholders are subject to certain surrender provisions set forth in the Merger Agreement, and pursuant to the Merger Agreement the Shareholders shall deposit the Earnout Shares enter into an escrow agreement, effective as of the Merger Effective Time, pursuant to which, at the Merger Closing, the Shareholders shall deposit with the Escrow Agent the Earnout Shares in a segregated escrow account (such contemplated transactions, the “Shareholder Earn-out”);

WHEREAS, in connection with the Agreement and Plan of Merger, SPAC, the Sponsor and PubCo entered into a certain Sponsor Support Agreement dated August 10, 2023 (as the same may be further amended, restated or supplemented, the “Sponsor Support Agreement”), pursuant to which, certain SPAC Class B Ordinary Shares (including SPAC Class A Ordinary Shares issuable upon conversion of such SPAC Class B Ordinary Shares) held by Sponsor are subject to forfeiture and cancellation at the Merger Effective Time, as determined in accordance with the terms and conditions set forth in the Sponsor Support Agreement (such contemplated transactions, the “Sponsor Earn-out”);

WHEREAS, pursuant to the Sponsor Support Agreement, the Sponsor may, prior to the Merger Closing and at its discretion, subscribe for additional SPAC Class A Ordinary Shares or surrender certain SPAC Class B Ordinary Shares to satisfy certain obligations of the Sponsor, as set forth in the Sponsor Support Agreement (such contemplated transactions, the “Sponsor Shortfall Backstop”); and

WHEREAS, in light of certain developments following execution of the Merger Agreement and the Sponsor Support Agreement, the parties hereto, representing the parties necessary to amend (i) the Merger Agreement pursuant to Section 13.11 thereof; and (ii) the Sponsor Support Agreement pursuant to Section 6.6 thereof, intend to amend the terms of the Shareholder Earn-out, the Sponsor Earn-out, and the Sponsor Shortfall Backstop, respectively, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	Vesting of Certain Sponsor Earnout Equities. Immediately prior to the Merger Closing, all Sponsor Earnout Equities (as defined in the Sponsor Support Agreement) shall become fully vested and shall cease being subject to any surrender or cancellation provision set forth in Section 4.8 or Section 4.9 of the Sponsor Support Agreement.

2.	No obligations of Subscriptions or Surrender of Additional Shares. The parties acknowledge and agree that Sponsor will not subscribe for any additional SPAC Class A Ordinary Shares or surrender any additional SPAC Class B Ordinary Shares prior to the Merger Closing.

3.	Deposit Shareholder Earnout Shares. Notwithstanding anything to the contrary in the Merger Agreement, the parties hereto acknowledge and agree that the Shareholders may deposit with the Escrow Agent the Earnout Shares in a segregated escrow account promptly following the Merger Closing pursuant to an escrow agreement with an effective date later than the Merger Effective Date.

4.	Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements, whether written or oral, that may have been made or entered into by or between any of the parties hereto relating to the subject matter hereof or the transactions contemplated hereby.

5.	Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

6.	Jurisdiction; Arbitration. Any proceeding or Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (HKIAC) under the HKIAC Administered Arbitration Rules in force when the notice of arbitration is submitted. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in English. The law of this arbitration clause shall be Hong Kong Law. The arbitration award shall be final and binding on the parties hereto and the parties hereto undertake to carry out any award without delay. A request by a party hereto to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments or injunctions, shall not be deemed incompatible with, or a waiver of, this agreement to arbitrate.

7.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.	Enforcement. The parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any party is entitled at Law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Agreement, no party hereto shall allege, and each party hereto hereby waives the defense, that there is an adequate remedy at Law, and each party hereto agrees to waive any requirement for the securing or posting of any bond in connection therewith.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

Blue World Acquisition Corporation

By:	/s/ Liang Shi
Name:	Liang Shi
Title:	Chief Executive Officer and Director

Blue World Holdings Limited

By:	/s/ Liang Shi
Name:	Liang Shi
Title:	Director

[Signature Page to Earnout Equities Vesting Agreement]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

TOYO Co., Ltd

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Director

TOPTOYO INVESTMENT PTE. LTD.

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Director

TOYOone Limited

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Director

Vietnam Sunergy Cell Company Limited

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Company Chairman

[Signature Page to Earnout Equities Vesting Agreement]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

Fuji Solar Co., Ltd

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:

Vietnam Sunergy Joint Stock Company

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Chairman of Board of Management

WA Global Corporation

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Director

Belta Technology Company Limited

By:	/s/ CAI Jianfeng
Name:	CAI Jianfeng
Title:	Director

BestToYo Technology Company Limited

By:	/s/ RYU Junsei
Name:	RYU Junsei
Title:	Director

[Signature Page to Earnout Equities Vesting Agreement]